UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2010
U.S. BANCORP
(Exact name of registrant as specified in its charter)

Delaware	1-6880	41-0255900

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Nicollet Mall Minneapolis, Minnesota	55402

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (651) 466-3000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 20, 2010, at the 2010 annual meeting of shareholders of U.S. Bancorp (the “Company”), the Company’s shareholders approved the U.S. Bancorp Amended and Restated 2007 Stock Incentive Plan (the “Amended Plan”), which previously had been approved by the Company’s Board of Directors subject to shareholder approval. The Amended Plan permits grants of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, performance awards, stock awards and other stock-based awards (collectively, “Awards”). The Company’s Board of Directors and the Compensation Committee of the Board of Directors have the authority to determine the type of Award as well as the amount, form of payment, and other terms and conditions of each Award under the Amended Plan, subject to the limitations and other provisions of the Amended Plan.
The purpose of the Amended Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts toward the success of the Company’s business, and compensate such persons through various stock-based and other arrangements and afford them with an opportunity for stock ownership in the Company.
The U.S. Bancorp 2007 Stock Incentive Plan (the “Original Plan”) was originally approved by the Company’s shareholders on April 17, 2007. The Amended Plan provides for the following changes to the Original Plan:
•	increases the maximum number of shares of common stock authorized for issuance by 50,000,000, from 70,000,000 to 120,000,000; and

•	increases the maximum number of shares available for granting Awards other than options and stock appreciation rights by 9,000,000, from 25,000,000 to 34,000,000.
The number of shares available for Awards and the terms of outstanding Awards are subject to adjustment as provided in the Amended Plan for stock splits, stock dividends, recapitalizations and other similar events.
Awards may be granted under the Amended Plan only during a 10-year period beginning on the effective date of the Original Plan and ending on April 17, 2017. The Board may from time to time, amend, alter, suspend, discontinue or terminate the Amended Plan, subject, in certain circumstances, to shareholder approval.
A more detailed summary of the material terms of the Amended Plan appears on pages 60 to 65 of the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) which was filed with the Securities and Exchange Commission on March 12, 2010. That summary is incorporated by reference herein. That summary and the description of the Amended Plan above are qualified in their entirety by reference to the full text of the Amended Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
10.1	U.S. Bancorp Amended and Restated 2007 Stock Incentive Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP
By:	/s/ Lee R. Mitau
Lee R. Mitau
Executive Vice President, General Counsel and Corporate Secretary

Date: April 20, 2010

EXHIBIT INDEX

Exhibit
Number	Description

10.1	U.S. Bancorp Amended and Restated 2007 Stock Incentive Plan

4